Exhibit 99.1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

George A. Spritzer, on behalf of

himself and all other similarly situated

stockholders,

Plaintiff,

v.

LISHAN AKLOG, RONALD M. SPARKS, DAVID S. BATTLEMAN, M.D., JAMES L. COX, DAVID WEILD IV, MICHAEL J. GLENNON, and PAVMED INC.

Defendants,

) ) ) ) ) ) ) ) ) ) ) ) ) )	C.A. No. 2020-0935-KSJM

NOTICE OF PENDENCY OF CLASS ACTION,

PROPOSED SETTLEMENT AND SETTLEMENT HEARING

TO:	ALL PERSONS OR ENTITIES WHO HELD SHARES OF THE COMMON STOCK OF PAVMED INC. (“PAVMED” OR THE “COMPANY”) AS OF THE CLOSE OF BUSINESS ON JUNE 3, 2020.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE OF A LAWSUIT AND CONTAINS IMPORTANT INFORMATION. YOUR RIGHTS WILL BE AFFECTED BY THESE LEGAL PROCEEDINGS IN THIS LITIGATION. IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT, OR PURSUING THE RELEASED CLAIMS.

IF YOU WERE NOT THE BENEFICIAL HOLDER OF COMMON STOCK OF PAVMED INC. BUT HELD SUCH STOCK FOR A BENEFICIAL HOLDER, PLEASE TRANSMIT THIS DOCUMENT PROMPTLY TO SUCH BENEFICIAL HOLDER.

The purpose of this Notice is to inform you of a proposed settlement (the “Settlement”) of the captioned action (the “Action”) pending before the Court of Chancery of the State of Delaware (the “Court”), and of a hearing in the Court of Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, DE 19801, or by telephonic or video means as may be designated by the Court, on November 3, 2022, at 1:30 p.m. (the “Settlement Hearing”). The purpose of the Settlement Hearing is to (a) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation and Agreement of Compromise, Settlement And Release (the “Stipulation”) dated March 10, 2022, is fair, reasonable and adequate and in the best interests of Plaintiff and the Class and should be approved by the Court; (b) determine whether the preliminary class certification described in this Order shall be made final; (c) determine whether Plaintiff and Plaintiff’s counsel have adequately represented Plaintiff and the Class; (d) determine whether the Court should enter an Order and Final Judgment as provided in the Stipulation, releasing the Plaintiff Released Claims and Defendant Released Claims; (e) hear the application by Plaintiff’s counsel for an award of attorneys’ fees and reimbursement of litigation expenses of up to $600,000; (f) hear the application by Plaintiff for an incentive award for Plaintiff of up to $5,000; and (g) rule on such other matters as the Court may deem appropriate.1

If you held PAVmed common stock as of the close of business on June 3, 2020, this Notice will inform you of how, if you so choose, you may enter your appearance in the Action or object to the proposed Settlement and have your objection heard at the Settlement Hearing.

THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY CLAIMS OR DEFENSES BY ANY OF THE PARTIES. IT IS BASED ON STATEMENTS OF THE PARTIES AND IS SENT FOR THE SOLE PURPOSE OF INFORMING YOU OF THE EXISTENCE OF THIS ACTION AND OF A HEARING ON A PROPOSED SETTLEMENT SO THAT YOU MAY MAKE APPROPRIATE DECISIONS AS TO STEPS YOU MAY, OR MAY NOT, WISH TO TAKE IN RELATION TO THIS ACTION.

1 All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

Summary

On November 2, 2020, plaintiff George A. Spritzer (“Plaintiff”) filed on behalf of the Class a Verified Class Action Complaint (the “Complaint”) against PAVmed, Lishan Aklog, Ronald M. Sparks, David S. Battleman, M.D., James L. Cox, David Weild IV, and Michael J. Glennon (collectively, “Defendants”, and collectively with Plaintiff, the “Settling Parties”).

The Complaint seeks relief on behalf of the Class based upon alleged breaches of contract. The Complaint alleges that Defendants breached the Company’s operative bylaws and that the following four stockholder resolutions were not approved at PAVmed’s July 24, 2020 annual stockholder meeting (the “2020 Annual Meeting”): (1) an amendment to the Company’s 2014 Long-Term Incentive Equity Plan to increase its aggregate share limit by 2,000,000 shares; (2) an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares authorized for purchase by 500,000 shares; (3) the issuance of stock to certain holders of PAVmed 2019 senior secured convertible notes; and (4) the issuance of stock to a certain holder of PAVmed 2020 senior convertible notes, (collectively, the “Challenged Resolutions”);

On January 28, 2021, after negotiations between the parties, who were all represented by counsel with extensive experience and expertise in stockholder class action litigation the parties reached an agreement in principle and executed a Settlement Term Sheet Agreement providing for the settlement of Plaintiff’s claims against Defendants on the terms set forth therein

Reasons for the Settlement

Following an analysis of the strengths and weaknesses of the Action, Plaintiff believes that the settlement consideration reflected below provides the Class relief that address the specific claims in the Complaint.

Although Plaintiff believes that the Action is meritorious and asserts valid claims, he is agreeing to settle the Action to eliminate the uncertainties inherent in further litigation and in recognition of the immediate benefits that this Settlement will afford the Company and its stockholders.

Plaintiff and his counsel have determined that the terms of the Settlement are fair, reasonable, adequate and in the best interests of the Class.

Defendants deny each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Action. Defendants further assert that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of PAVmed stockholders. Defendants assert that they have meritorious defenses to the claims in the Action.

Each of the Defendants has vigorously denied, and continues to vigorously deny, each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Action, including that he, she, or it has breached any contract, including PAVmed’s Bylaws, or otherwise engaged in any wrongful acts alleged in the Action or violated any law. Each of the Defendants expressly maintains that he, she, or it has complied with his, her, or its legal duties at all times. Nonetheless, Defendants have entered into the Stipulation, without admitting or conceding any fault, liability, wrongdoing, or damage whatsoever, in order to avoid the risks inherent in any lawsuit and the burden and expense of further litigation.

Settlement Terms

In consideration for the full settlement and release of the Plaintiff Released Claims against the Defendant Released Parties and the dismissal with prejudice of the Action, the proposed Settlement requires the following:

1.	Amendment of Bylaws: The Company sought approval from the PAVmed board of directors to amend Section 2.6 of PAVmed’s operative bylaws (the “Bylaws Amendment”) as follows: “Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, any question (other than the election of directors) brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote ~~thereat~~on such question.” On January 15, 2021, PAVmed’s board of directors approved the Bylaws Amendment.

2.	Stockholder Meeting: Following approval of the Bylaws Amendment, PAVmed mailed to its stockholders a proxy statement (the “Proxy”) in respect of a special stockholders’ meeting to be held prior to March 12, 2021 (the “2021 Special Meeting”). The Company agreed that the measures voted on at the 2021 Special Meeting would include the Challenged Resolutions (with the exception of the issuance of stock to certain holders of PAVmed 2019 senior secured convertible notes), or ratification of such matters. In the Proxy, PAVmed disclosed the Bylaws Amendment, the effect of the amendment, and the correct treatment and effect of abstentions and broker non-votes. On January 27, 2021, PAVmed filed the Proxy with the U.S. Securities & Exchange Commission.

3.	No Action: Notwithstanding the above, PAVmed agreed not to take any action in reliance on the Challenged Resolutions until stockholder approval was obtained at the 2021 Special Meeting or thereafter. On March 4, 2021, PAVmed held the 2021 Special Meeting at which PAVmed stockholders representing a majority of the shares outstanding and entitled to vote were present in person or by proxy. PAVmed stockholders approved all the matters considered at the 2021 Special Meeting including each of the Challenged Resolutions (with the exception of the issuance of stock to certain holders of PAVmed 2019 senior secured convertible notes which was not put to a vote).

The Settlement Hearing

The Settlement Hearing shall be held on November 3, 2022, at 1:30 p.m. in the Delaware Court of Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware, 19801 or by telephonic or video means as may be designated by the Court. The purpose of the Settlement Hearing is to (a) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable and adequate and in the best interests of Plaintiff and the Class and should be approved by the Court; (b) determine whether the preliminary class certification described in this Order shall be made final; (c) determine whether Plaintiff and Plaintiff’s counsel have adequately represented Plaintiff and the Class; (d) determine whether the Court should enter an Order and Final Judgment as provided in the Stipulation, releasing the Plaintiff Released Claims and Defendant Released Claims; (e) hear the application by Plaintiff’s Counsel for an award of attorneys’ fees and reimbursement of litigation expenses of up to $600,000; (f) hear the application by Plaintiff for an incentive award for Plaintiff of up to $5,000; and (g) rule on such other matters as the Court may deem appropriate.

The Court reserves the right to adjourn the Settlement Hearing or any adjournment thereof, including the consideration of the application for attorneys’ fees, without further notice of any kind other than oral announcement at the Settlement Hearing or any adjournment thereof.

The Court reserves the right to approve the Settlement at or after the Settlement Hearing with such modification(s) as may be consented to by the Parties to the Stipulation and without further notice to Class Members.

Right to Appear and Object

Any Class member who objects to the Settlement, the Order and Final Judgment to be entered in the Action, and/or Plaintiff’s counsel’s application for attorneys’ fees, or who otherwise wishes to be heard, may appear personally or by his attorney at the Settlement Hearing and present evidence or argument that may be proper and relevant; provided, however, that, except for good cause shown, no person shall be heard and no papers, briefs, pleadings or other documents submitted by any person shall be considered by the Court unless not later than fourteen (14) calendar days prior to the Settlement Hearing such person files with the Register in Chancery, Delaware Court of Chancery, 500 North King Street, Wilmington, Delaware, 19801 and serves upon counsel listed below: (a) a written notice of intention to appear that includes the name, address, and telephone number of the objector and, if represented by counsel, the name and address of the objector’s counsel; (b) proof of membership in the Class including the number of shares of PAVmed common stock held and the date of purchase; (c) a detailed statement of such person’s objections to any matters before the Court; and (d) the grounds for such objections and the reasons that such person desires to appear and be heard, as well as all documents or writings such person desires the Court to consider. Such filings shall be served upon the following counsel by File & ServeXpress, by hand, by first-class mail, or by express service upon the following attorneys such that they are received no later than fourteen (14) calendar days prior to the Settlement Hearing:

David A. Jenkins

SMITH, KATZENSTEIN & JENKINS LLP

1000 N. West Street, Suite 1501

P.O. Box 410

Wilmington, Delaware 19801

William J. Fields

FIELDS KUPKA & SHUKUROV LLP

1441 Broadway, 6th Floor #6161

New York, NY 10018

Attorneys for Plaintiff

Rudolf Koch

RICHARDS, LAYTON & FINGER, P.A.

One Rodney Square

920 North King Street

Wilmington, Delaware 19801

John N. Orsini

FRIEDMAN KAPLAN SEILER

& ADELMAN LLP

7 Times Square

New York, New York 10036

Attorneys for Defendants

Unless the Court otherwise directs, no person shall be entitled to object to the approval of the Settlement, any judgment entered thereon, the adequacy of the representation of the Company’s stockholders by Plaintiff and their counsel, any award of attorneys’ fees, or otherwise be heard, except by serving and filing a written objection and supporting papers and documents as prescribed above. Any person who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall be forever barred from raising such objection in this or any other action or proceeding. Any Class member who does not object to the Settlement or the request by Plaintiff’s counsel for an award of attorneys’ fees and expenses or to any other matter stated above need not do anything.

The Final Order and Judgment

If the Court determines that the Settlement, as provided for in the Stipulation, is fair, reasonable, adequate and in the best interests of the Class, the Court may enter the Order and Final Judgment, which will, among other things:

a.	certify the Class and approve the Settlement as fair, reasonable, adequate and in the best interests of the Class and direct consummation of the Settlement in accordance with its terms and conditions;

b.	determine that the requirements of the rules of the Court and due process have been satisfied in connection with this Notice;

c.	dismiss the Action with prejudice on the merits and grant the releases prescribed by the Stipulation; and

d.	award attorneys’ fees and expenses to Plaintiff’s counsel and an incentive award to Plaintiff.

Releases

The Stipulation provides that on the date on which the Order and Final Judgment approving the Settlement and dismissing the Action with prejudice becomes final and no longer subject to further appeal or review, Plaintiff and each and every other Class Member (directly or indirectly), on behalf of themselves, and on behalf of any other person or entity who could assert any of the Plaintiff Released Claims, in such capacity only, shall fully, finally, and forever release, settle, and discharge, and shall forever be enjoined from prosecuting, all claims of every nature and description whatsoever against any of Defendants and their respective predecessors, successors-in-interest, parents, subsidiaries, affiliates, representatives, agents, trustees, executors, heirs, spouses, marital communities, assigns, or transferees, immediate or remote, and any person or entity acting for or on behalf of any of them and each of them (including, without limitation, any investment bankers, accountants, insurers, reinsurers, or attorneys and any past, present, or future officers, directors, and employees of any of them) (collectively, the “Defendant Released Parties”) that have been or could have been asserted by Plaintiff or any member of the Class in their capacity as stockholders related to the allegations contained in the Complaint, in any forum, including class, derivative, individual, or other claims, whether state, federal, or foreign, common law, statutory, or regulatory, including, without limitation, claims under the federal securities laws (collectively, the “Plaintiff Released Claims”); provided, however, that the Plaintiff Released Claims shall not include the right of Plaintiff or any member of the Class to enforce in the Court of Chancery the terms of the Settlement or the Stipulation;

The Stipulation also provides that on the date on which the Order and Final Judgment approving the Settlement and dismissing the Action with prejudice becomes final and no longer subject to further appeal or review, Defendants and the other Defendant Released Parties (directly or indirectly), on behalf of themselves, and on behalf of any other person or entity who could assert any of the Defendant Released Claims (defined below), in such capacity only, shall fully, finally, and forever release, settle, and discharge, and shall forever be enjoined from prosecuting, all claims of every nature and description whatsoever against Plaintiff and his predecessors, successors-in-interest, parents, subsidiaries, affiliates, representatives, agents, trustees, executors, heirs, spouses, marital communities, assigns, or transferees, immediate or remote, and any person or entity acting for or on behalf of any of them and each of them (including, without limitation, any investment bankers, accountants, insurers, reinsurers, or attorneys and any past, present, or future officers, directors, and employees of any of them) (collectively, the “Plaintiff Released Parties”) that have been or could have been asserted by any Defendant or other Defendant Released Parties based upon, arising out of or related to the initiation, prosecution or settlement of the Action (“Defendant Released Claims”); provided, however, that the Defendant Released Claims shall not include any claims to enforce the Settlement or the Stipulation.

The contemplated releases given by Settling Parties, Defendant Released Parties, and Plaintiff Released Parties (collectively, the “Released Parties”) extend to claims that the Released Parties did not know or suspect to exist at the time of the release, which if known, might have affected the decision to enter into this release (“Unknown Claims”). The Released Parties shall be deemed to have waived any and all provisions, rights, and benefits conferred by any law of the United States, any law of any state, or principle of common law which governs or limits a person’s release of unknown claims to the fullest extent permitted by law. The Released Parties shall be deemed to relinquish, to the full extent permitted by law, the provisions, rights, and benefits of Section 1542 of the California Civil Code, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Application for Attorneys’ Fees and Expenses

Subject to the terms and conditions of the Stipulation and any Order of the Court, Plaintiff may apply to the Court for an award of attorneys’ fees and expenses to Plaintiff’s counsel for up to $600,000 (“Fee Application”). Defendants reserve all rights to oppose any such Fee Application. Any award to Plaintiff’s counsel for attorneys’ fees an expenses shall be determined by the Court. Within ten business days following the Effective Date, Defendants or their representatives shall cause to be paid on Defendants’ behalf to Plaintiff’s counsel any attorneys’ fees and expenses that are awarded by the Court. If the Settlement does not become Final for any reason, or if the award of attorneys’ fees and expenses is disallowed or reduced for any reason, Plaintiff’s counsel shall be jointly and severally liable to immediately repay to PAVmed any attorneys’ fees and expenses they have received (if the approval of the Settlement is reversed or vacated) or that portion of the attorneys’ fees and expenses as is disallowed.

Based on the results of the Action, Plaintiff reserves the right to request Court approval for a limited incentive award for Plaintiff in an amount not to exceed $5,000, which, subject to Court approval, shall be paid out of any award of attorneys’ fees and expenses. Defendants reserve all rights to oppose any such request for an incentive award. Any incentive award to Plaintiff shall be determined by the Court.

Notice to Persons or Entities That Hold Ownership on Behalf of Others

Brokerage firms, banks and/or other persons or entities who hold shares of the common stock of PAVmed for the benefit of others are requested to promptly send this Notice to all of their beneficial owners.

Scope of this Notice and Additional Information

The foregoing description of the Settlement Hearing, the Action, the terms of the proposed Settlement and other matters described herein do not purport to be comprehensive. Accordingly, Class members are referred to the documents filed with the Court in the Action including the Stipulation and Agreement of Compromise, Settlement and Release. The Stipulation and Agreement of Compromise, Settlement and Release is also available on the Company’s Investor Relations page at its website, http://www.pavmed.com. PLEASE DO NOT WRITE OR CALL THE COURT WITH QUESTIONS ABOUT THE SETTLEMENT.

Inquiries or comments about the Settlement may be directed to the attention of Plaintiff’s counsel as follows:

William J. Fields

Fields Kupka & Shukurov LLP

1441 Broadway, 6th Floor #6161

New York, NY 10018

Tel.: (212) 231-1500

Attorneys for Plaintiff

BY ORDER OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE:

Dated: April 26, 2022	Signed:	/s/Kathaleen St. J. McCormick